FRANKLIN RESOURCES, INC.
EXHIBIT TO SCHEDULE 13G
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ITEM 7                                                         ITEM 3
IDENTIFICATION AND CLASSIFICATION OF SUBSIDIARIES              CLASSIFICATION

FRANKLIN ASSET MANAGEMENT SYSTEMS                              3(e)
PROPERTY RESOURCES, INC.
CONTINENTAL PROPERTY MANAGEMENT COMPANY
FS CAPITAL GROUP
FS PROPERTIES, INC.
FRANKLIN PROPERTIES, INC.
FRANKLIN REAL ESTATE MANAGEMENT, INC.                          3(e)
FRANKLIN/TEMPLETON INVESTOR SERVICES, INC.
FRANKLIN ADVISERS, INC.                                        3(e)
FRANKLIN/TEMPLETON DISTRIBUTORS, INC.                          3(e), 3(a)
FRANKLIN TRUST COMPANY
FRANKLIN BANK                                                  3(b)
FRANKLIN ENERGY CORPORATION
ILA FINANCIAL SERVICES, INC.
ARIZONA LIFE INSURANCE COMPANY OF AMERICA
FRANKLIN MANAGEMENT INC.                                       3(e)
FRANKLIN INSTITUTIONAL SERVICES CORP.                          3(e)
FRANKLIN AGENCY, INC.
FRANKLIN PARTNERS INC.



HAMPTON UTILITIES TRUST                                        3(d)
FRANKLIN UNIVERSAL TRUST                                       3(d)
FRANKLIN PRINCIPAL MATURITY TRUST                              3(d)
FRANKLIN MULTI-INCOME TRUST                                    3(d)
FRANKLIN GOLD FUND                                             3(d)
FRANKLIN PREMIER RETURN FUND                                   3(d)
FRANKLIN EQUITY FUND                                           3(d)
AGE HIGH INCOME FUND, INC.                                     3(d)
FRANKLIN CUSTODIAN FUNDS, INC.                                 3(d)
          GROWTH SERIES                                        3(d)
          UTILITIES SERIES                                     3(d)
          DYNATECH SERIES                                      3(d)
          INCOME SERIES                                        3(d)
          U.S. GOVERNMENT SECURITIES SERIES                    3(d)
FRANKLIN MONEY FUND                                            3(d)
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.                 3(d)
FRANKLIN FEDERAL MONEY FUND                                    3(d)
FRANKLIN TAX-EXEMPT MONEY FUND                                 3(d)
FRANKLIN NEW YORK TAX-FREE INCOME FUND, INC.                   3(d)
FRANKLIN FEDERAL TAX-FREE INCOME FUND                          3(d)


                           Page 1 of 6
FRANKLIN TAX-FREE TRUST                                        3(d)
          FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND  3(d)
          FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND       3(d)
          FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND      3(d)
          FRANKLIN INSURED TAX-FREE INCOME FUND                3(d)
          FRANKLIN OHIO INSURED TAX-FREE INCOME FUND           3(d)
          FRANKLIN PUERTO RICO TAX-FREE INCOME FUND            3(d)
          FRANKLIN ARIZONA TAX-FREE INCOME FUND                3(d)
          FRANKLIN COLORADO TAX-FREE INCOME FUND               3(d)
          FRANKLIN GEORGIA TAX-FREE INCOME FUND                3(d)
          FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND           3(d)
          FRANKLIN HIGH YIELD TAX-FREE INCOME FUND             3(d)
          FRANKLIN MISSOURI TAX-FREE INCOME FUND               3(d)
          FRANKLIN OREGON TAX-FREE INCOME FUND                 3(d)
          FRANKLIN TEXAS TAX-FREE INCOME FUND                  3(d)
          FRANKLIN VIRGINIA TAX-FREE INCOME FUND               3(d)
          FRANKLIN ALABAMA TAX-FREE INCOME FUND                3(d)
           FRANKLIN FLORIDA TAX-FREE INCOME FUND                3(d)
          FRANKLIN CONNECTICUT TAX-FREE INCOME FUND            3(d)
          FRANKLIN INDIANA TAX-FREE INCOME FUND                3(d)
          FRANKLIN LOUISIANA TAX-FREE INCOME FUND              3(d)
          FRANKLIN MARYLAND TAX-FREE INCOME FUND               3(d)
          FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND         3(d)
          FRANKLIN NEW JERSEY TAX-FREE INCOME FUND             3(d)
          FRANKLIN KENTUCKY TAX-FREE INCOME FUND               3(d)
          FRANKLIN FEDERAL INTERMEDIATE-TERM
                     TAX-FREE INCOME FUND                      3(d)
          FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND        3(d)
          FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND        3(d)
FRANKLIN CALIFORNIA TAX-FREE TRUST                             3(d)
          FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND     3(d)
          FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND            3(d)
          FRANKLIN CALIFORNIA INTERMEDIATE-TERM
                     TAX-FREE INCOME FUND                      3(d)
FRANKLIN NEW YORK TAX-FREE TRUST                               3(d)
          FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND              3(d)
          FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE
                     INCOME FUND                               3(d)
          FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND       3(d)
FRANKLIN INVESTORS SECURITIES TRUST                            3(d)
          FRANKLIN GLOBAL GOVERNMENT INCOME FUND               3(d)
          FRANKLIN SHORT-INTERMEDIATE
                     U.S. GOVERNMENT SECURITIES FUND           3(d)
          FRANKLIN CONVERTIBLE SECURITIES FUND                 3(d)
          FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND  3(d)
          FRANKLIN EQUITY INCOME FUND                          3(d)
          FRANKLIN ADJUSTABLE RATE SECURITIES FUND             3(d)
INSTITUTIONAL FIDUCIARY TRUST                                  3(d)
          MONEY MARKET PORTFOLIO                               3(d)
          FRANKLIN LATE DAY MONEY MARKET PORTFOLIO             3(d)
          FRANKLIN U.S. GOVERNMENT SECURITIES MONEY
                     MARKET PORTFOLIO                          3(d)

                           Page 2 of 6
          FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO        3(d)
          FRANKLIN INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT
                     SECURITIES FUND                           3(d)
          FRANKLIN INSTITUTIONAL ADJUSTABLE
                     RATE SECURITIES FUND                      3(d)
FRANKLIN BALANCE SHEET INVESTMENT FUND                         3(d)
FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND                3(d)
FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND        3(d)
FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND             3(d)
FRANKLIN MANAGED TRUST                                         3(d)
          FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND           3(d)
          FRANKLIN RISING DIVIDENDS FUND                       3(d)
          FRANKLIN INVESTMENT GRADE INCOME FUND                3(d)
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO                          3(d)
FRANKLIN MUNICIPAL SECURITIES TRUST                            3(d)
          FRANKLIN HAWAII MUNICIPAL BOND FUND                  3(d)
          FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND        3(d)
          FRANKLIN WASHINGTON MUNICIPAL BOND FUND              3(d)
FRANKLIN STRATEGIC SERIES                                      3(d)
          FRANKLIN CALIFORNIA GROWTH FUND                      3(d)
          FRANKLIN MIDCAP GROWTH FUND                          3(d)
          FISCO MIDCAP GROWTH FUND                             3(d)
          FRANKLIN GLOBAL UTILITIES FUND                       3(d)
          FRANKLIN SMALL CAP GROWTH FUND                       3(d)
          FRANKLIN GLOBAL HEALTH CARE FUND                     3(d)
ADJUSTABLE RATE SECURITIES PORTFOLIOS                          3(d)
          U.S. GOVERNMENT ADJUSTABLE RATE
                  MORTGAGE PORTFOLIO                           3(d)
          ADJUSTABLE RATE SECURITIES PORTFOLIO                 3(d)
THE MONEY MARKET PORTFOLIOS                                    3(d)
           THE MONEY MARKET PORTFOLIO                          3(d)
           THE U.S. GOVERNMENT SECURITIES
                  MONEY MARKET PORTFOLIO                       3(d)
MIDCAP GROWTH PORTFOLIO                                        3(d)
FRANKLIN INTERNATIONAL TRUST                                   3(d)
          FRANKLIN PACIFIC GROWTH FUND                         3(d)
          FRANKLIN INTERNATIONAL EQUITY FUND                   3(d)
FRANKLIN REAL ESTATE SECURITIES SERIES                         3(d)
FRANKLIN/TEMPLETON GLOBAL TRUST                                3(d)
          FRANKLIN/TEMPLETON GERMAN GOVERNMENT BOND FUND       3(d)
          FRANKLIN/TEMPLETON GLOBAL CURRENCY FUND              3(d)
          FRANKLIN/TEMPLETON HARD CURRENCY FUND                3(d)
          FRANKLIN/TEMPLETON HIGH INCOME CURRENCY FUND         3(d)
FRANKLIN VALUEMARK FUNDS                                       3(d)
          MONEY MARKET FUND                                    3(d)
          EQUITY GROWTH FUND                                   3(d)
          PRECIOUS METALS FUND                                 3(d)
          REAL ESTATE SECURITIES FUND                          3(d)
          UTILITY EQUITY FUND                                  3(d)
          HIGH INCOME FUND                                     3(d)
          GLOBAL INCOME FUND                                   3(d)
          INVESTMENT GRADE INTERMEDIATE BOND FUND              3(d)

                           Page 3 of 6
          INCOME SECURITIES FUND                               3(d)
          U.S. GOVERNMENT SECURITIES FUND                      3(d)
          ZERO COUPON FUND - 1995                              3(d)
          ZERO COUPON FUND - 2000                              3(d)
          ZERO COUPON FUND - 2005                              3(d)
          ZERO COUPON FUND - 2010                              3(d)
          ADJUSTABLE U.S. GOVERNMENT FUND                      3(d)
          RISING DIVIDENDS FUND                                3(d)
          TEMPLETON PACIFIC GROWTH FUND                        3(d)
          TEMPLETON INTERNATIONAL EQUITY FUND                  3(d)
FRANKLIN GOVERNMENT SECURITIES TRUST                           3(d)

TEMPLETON WORLDWIDE, INC.
TEMPLETON GLOBAL INVESTORS, INC.
TEMPLETON QUANTITATIVE ADVISORS, INC.                          3(e)
TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC.                   3(e),3(a)
TEMPLETON FUNDS MANAGEMENT, INC.
TEMPLETON FUNDS TRUST COMPANY
TEMPLETON FUNDS DISTRIBUTORS, INC.                             3(a)
TEMPLETON FUNDS ANNUITY COMPANY
TEMPLETON INVESTMENT COUNSEL, INC.                             3(e)
TEMPLETON MANAGEMENT LIMITED
TEMPLETON HERITAGE LIMITED
TEMPLETON INTERNATIONAL, INC.
TEMPLETON INVESTMENT MANAGEMENT (Hong Kong) LIMITED            3(e)
TEMPLETON INVESTMENT MANAGEMENT (Singapore) PTE. LTD.
TEMPLETON INVESTMENT MANAGEMENT (Australia) LIMITED
TEMPLETON GLOBAL INVESTORS LIMITED
TEMPLETON INVESTMENT MANAGEMENT LIMITED
TEMPLETON UNIT TRUST MANAGERS LIMITED
TEMPLETON HOLDINGS LIMITED
TEMPLETON LIFE ASSURANCE LIMITED
TEMPLETON GLOBAL STRATEGIC SERVICES S.A.
TEMPLETON GLOBAL STRATEGIC SERVICES (Deutschland) GMBH
TEMPLETON MANAGEMENT (Lux.) S.A.
T.G.H. HOLDINGS LTD.
TEMPLETON, GALBRAITH AND HANSBERGER LTD.                       3(e)



TEMPLETON SMALLER COMPANIES GROWTH FUND, INC.                  3(d)
TEMPLETON FUNDS, INC.                                          3(d)
          TEMPLETON WORLD FUND                                 3(d)
          TEMPLETON FOREIGN FUND                               3(d)
TEMPLETON INCOME TRUST                                         3(d)
          TEMPLETON INCOME FUND                                3(d)
          TEMPLETON MONEY FUND                                 3(d)
TEMPLETON GROWTH FUND, INC.                                    3(d)
TEMPLETON EMERGING MARKETS FUND, INC.                          3(d)
TEMPLETON GLOBAL INCOME FUND, INC.                             3(d)
TEMPLETON VARIABLE ANNUITY FUND                                3(d)
TEMPLETON VARIABLE PRODUCTS SERIES FUND                        3(d)

                           Page 4 of 6
          TEMPLETON MONEY MARKET FUND                          3(d)
          TEMPLETON BOND FUND                                  3(d)
          TEMPLETON STOCK FUND                                 3(d)
          TEMPLETON ASSET ALLOCATION FUND                      3(d)
          TEMPLETON INTERNATIONAL FUND                         3(d)
TEMPLETON VALUE FUND, INC.                                     3(d)
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST                      3(d)
TEMPLETON REAL ESTATE SECURITIES FUND                          3(d)
TEMPLETON GLOBAL OPPORTUNITIES TRUST                           3(d)
TEMPLETON GLOBAL UTILITIES, INC.                               3(d)
TEMPLETON WORLDWIDE INVESTMENTS SICAV
          GROWTH PORTFOLIO
          INCOME PORTFOLIO
INDONESIA DEVELOPMENT FUND LIMITED
TEMPLETON GLOBAL GROWTH FUND LTD.
TEMPLETON GLOBAL INCOME PORTFOLIO LTD.
TEMPLETON INTERNATIONAL EMERGING MARKETS FUND                  3(d)
TEMPLETON INTERNATIONAL GROWTH FUND                            3(d)
TEMPLETON INTERNATIONAL FOREIGN FUND                           3(d)
TEMPLETON INSTITUTIONAL FUNDS, INC.                            3(d)
          TEMPLETON GROWTH SERIES                              3(d)
          TEMPLETON FOREIGN EQUITY SERIES                      3(d)
          TEMPLETON EMERGING MARKETS SERIES                    3(d)
          TEMPLETON SMALLER COMPANIES SERIES                   3(d)
          TEMPLETON GLOBAL FIXED INCOME SERIES                 3(d)
          TEMPLETON FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES  3(d)
TEMPLETON AMERICAN TRUST, INC.                                 3(d)
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.                       3(d)
TEMPLETON DEVELOPING MARKETS TRUST                             3(d)
TEMPLETON GROWTH FUND, LTD.
TEMPLETON GLOBAL GROWTH FUND (AUSTRALIA)
ASIAN DEVELOPMENT EQUITY FUND
TEMPLETON GLOBAL INCOME FUND
TEMPLETON TREASURY BILL FUND
TEMPLETON GLOBAL GROWTH TRUST
TEMPLETON GLOBAL BALANCED TRUST
TEMPLETON GLOBAL INCOME FUND (III)
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON HERITAGE RETIREMENT FUND
TEMPLETON INTERNATIONAL STOCK FUND
TEMPLETON EMERGING MARKETS INVESTMENT TRUST PLC
TEMPLETON VALUE TRUST
TEMPLETON EMERGING GROWTH STOCK PORTFOLIO N.V.
TEMPLETON ASIA FUND
TEMPLETON HERITAGE BOND FUND
TEMPLETON POOLED INVESTMENT TRUST
          TEMPLETON INTERNATIONAL EQUITY TRUST
          TEMPLETON INTERNATIONAL STOCK TRUST
          TEMPLETON GLOBAL EQUITY TRUST
TEMPLETON GLOBAL STRATEGY SICAV
          TEMPLETON EMERGING MARKETS FUND
          TEMPLETON GLOBAL GROWTH FUND

                           Page 5 of 6
          TEMPLETON AMERICAN FUND
          TEMPLETON GLOBAL INCOME FUND
          TEMPLETON DEUTSCHEMARK GLOBAL GROWTH FUND
          TEMPLETON SMALLER COMPANIES FUND
          TEMPLETON FAR EAST FUND
          TEMPLETON INDONESIA FUND
          DEVELOPING GROWTH STOCK FUND
          TEMPLETON EUROPEAN FUND
          TEMPLETON DEUTSCHEMARK GLOBAL BOND FUND
          TEMPLETON U.S. GOVERNMENT FUND
          TEMPLETON EMERGING MARKETS FIXED INCOME FUND
          TEMPLETON INCOME FUND
          TEMPLETON HAVEN FUND
TEMPLETON BALANCED FUND
TEMPLETON/NATIONAL BANK OF GREECE TRANS-EUROPEAN FUND
          GROWTH
          INCOME
TEMPLETON EMERGING MARKETS FUND (CANADA)
TEMPLETON EMERGING ASIA FUND
TEMPLETON CHINA WORLD FUND, INC.                               3(d)
ALPHA FUND
           OFFSHORE
           DOMESTIC
31 WEST FUND L. P.
STRUCTURED ASSET MANAGEMENT FUND L.P.
GLOBAL DERIVATIVES FUND
TEMPLETON EMERGING MARKETS INCOME FUND, INC.                   3(d)


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